                             BANK AGENCY AGREEMENT



TO:  Bank of America                                  October 24, 1997
     101 N. 1st Avenue
     Phoenix, Arizona  85003
     Attn:  Gary L. Richerson
          Vice President

Ladies and Gentlemen:

     This Letter Agreement, between your bank, Bank of America National Trust and Savings Association (the "Bank"), Mikohn Gaming Corporation and its
                             ------
subsidiaries Casino Excitement, Inc. and Mikohn Nevada (collectively, the "COMPANY"), First Source Financial LLP (the "LENDER"), First Source Financial, Inc. (the "SERVICER") and The Bank of New York (the "COLLATERAL AGENT") shall serve as instructions regarding the operation and procedures for the Accounts specifically identified in Paragraph 2 below.

     1.   Effectiveness.  This Agreement shall take effect immediately upon
          -------------
written notice to you from the Servicer as to the occurrence of the closings under the Credit Agreement dated as of October 24, 1997 (such Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereinafter is referred to as the "Credit Agreement") between the Company, the Lender and the other financial institutions which now or may hereafter become party thereto.

     2.   Account Identification.  This Agreement applies to Account Nos. 990-
          ----------------------
084-774, 990-084-873 and 990-111-882 (individually, each an "ACCOUNT" and collectively, the "ACCOUNTS"), maintained by the Company at the Bank. No other bank accounts (except for payroll accounts, petty cash accounts and that certain certificate of deposit account no. 190-309-062 opened by Company with Bank which has been pledged and assigned to Bank as security for a letter of credit issued by Bank for the account of Company) shall be opened by the Company at the Bank without Lender's prior written consent.

     3.   Security Interest; Agency.  (a) The Company has granted, and does
          -------------------------
hereby grant, to the Lender a continuing lien upon, and security interest in, all right, title and interest of the Company in and to all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited or held (whether for collection, provisionally or otherwise) in each Account (collectively, the "ACCOUNT COLLATERAL").

     (b) The Lender hereby appoints the Bank as the Lender's pledgee-in-possession for the Accounts and all of the Account Collateral, and the Bank by its execution and delivery of this Agreement hereby accepts such appointment and agrees to be bound by the terms of this Agreement. The Company hereby agrees to such appointment of the Bank and further agrees that the Bank, on behalf of the Lender, shall be entitled to exercise, upon the instructions of the Lender or the Servicer, acting in its capacity as agent on behalf of the Lender, any and all rights which the Lender may have under or in connection with the Credit Agreement, all promissory notes, all agreements pursuant to which security interests and liens are granted to the Lender or under applicable law with respect to the Accounts and all other Account collateral. Upon written notice (a "Company Default Notice") from the Lender or the Servicer to the Bank of the occurrence of an Event of Default under the Credit Agreement, the Bank shall take such action, without any cost or expense to the Bank, as from time to time shall be specified in writing from the Lender, or the Servicer, acting in its capacity as agent on behalf of the Lender, to enable the Lender to exercise its rights and remedies with respect to the lien and security interest described in this Section 3.
                                                                 ---------

     (c) The Lender and the Servicer have entered into certain financing arrangements with the Collateral Agent, and certain other financial institutions on whose behalf the Collateral Agent is authorized to act (the "FINANCING"). As part of the Financing, the Lender has granted to the Collateral Agent a continuing lien upon, and security interest in, all of the Lender's interests in the property of the Company, including, without limitation, all of the Lender's interest in the Accounts and the Account Collateral. The Collateral Agent holds its lien and security interest described in this Section 3 on behalf of certain
                                                 ---------
other "SECURED CREDITORS" (as such term is defined in the various agreements evidencing the Financing) and as such, acts as the contractual representative for such Secured Creditors. Any other provision of this Agreement to the contrary notwithstanding, each of the Lender, the Servicer and the Company hereby authorize the Bank after it has received notice from the Collateral Agent that an Event of Termination has occurred under the Financing, to take such action, without any cost or expense to the Bank, as shall from time to time thereafter be specified in writing by the Collateral Agent to enable the Collateral Agent to exercise its rights and remedies with respect to the lien and security interest granted to the Collateral Agent as part of the Financing, provided that such action is not in contravention of Section 4 of this
                                                             -
Agreement.

     (d) Any other provision of this Agreement to the contrary notwithstanding, each of the Lender, the Servicer, the Company and the Bank hereby agree that after the Bank has received notice from the Collateral Agent that an "EVENT OF TERMINATION" under the Financing has occurred (i) any instructions given to the Bank by the Collateral Agent shall supersede those given by the Lender or the Servicer acting on the Lender's behalf and (ii) the Bank shall not comply with any instructions given by the Lender or the Servicer unless otherwise authorized to do so by the Collateral Agent.

     4.  Events of Default and Termination.  (a) At all times after the Bank's
         ---------------------------------
receipt of any Company Default Notice from the Lender or the Servicer, the Bank shall follow the instructions of the Lender and the Servicer as to the holding, investment and transfer of all collected amounts from time to time on deposit in the Accounts. In addition, the Company agrees that the Bank may act as the agent of Lender in exercising, as to any funds or items from time to time on deposit in any of the Accounts, any rights of setoff provided by applicable law or by the Credit Agreement or any other right or remedy. The Bank shall be entitled to rely, without independent investigation, on any statement of the Lender or the Servicer to the effect that an Event of Default under the Credit

Agreement has occurred and is continuing or to the effect that any exercise of set-off or any other right or remedy requested by the Lender or the Servicer is permitted under applicable law or the Credit Agreement.

     (b) Any other provision of this Agreement to the contrary notwithstanding, at all times after the Bank's receipt of written notice from the Collateral Agent that an Event of Termination under the Financing has occurred, the Bank shall no longer follow any instructions given to the Bank by the Servicer or the Lender, but shall thereafter act only upon the express instructions of the Collateral Agent. All of the rights and remedies granted to the Lender or the Servicer hereunder shall immediately upon such notice of an Event of Termination under the Financing become available to the Collateral Agent at such time. Each of the Company, the Lender and the Servicer agrees that the Bank shall be entitled to rely, without independent investigation, on any statement of the Collateral Agent to the effect that an Event of Termination has occurred and is continuing or to the effect that any exercise of set-off requested by the Collateral Agent is permitted under applicable law or the agreements executed and delivered in connection with the Financing.

     5.   Information.  The Bank shall provide the Lender and the Servicer with
          -----------
(a) copies of any periodic statements with respect to each Account which are delivered to the Company and (b) such information with respect to the Accounts as the Lender or the Servicer may from time to time reasonably request, and following notice from the Collateral Agent that an Event of Termination under the Financing has occurred, such information as the Collateral Agent shall reasonably request, and the Company hereby consents to such information being provided to the Lender, the Servicer or the Collateral Agent, as the case may be. Bank shall simultaneously notify the Company in writing that such information has been requested by the Lender, the Servicer and/or the Collateral Agent.

     6.   Compensation.  Compensation to the Bank for providing the services
          ------------
contemplated herein shall be mutually agreed upon between the Bank and the Company from time to time.

     7.   Exculpation. The Bank undertakes to perform only such duties as are
          -----------
expressly set forth herein. Notwithstanding any other provision of this Agreement, it is agreed by the parties hereto that the Bank shall not be liable for any action taken at the request of the Lender, the Servicer or the Collateral Agent, except for the Bank's own gross negligence or willful misconduct. In no event shall the Bank be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties or other causes beyond the Bank's reasonable control or for indirect, special or consequential damages. Notwithstanding anything contained herein to the contrary, the Bank is authorized to follow its usual procedures in the event any of the Accounts or any check, draft, or other order for payment of money should be or become the subject of any writ, levy, order or other similar judicial or regulatory order or process.

     8.   Irrevocable Agreements.  Each of the Company, the Lender and the
          ----------------------
Servicer acknowledges that the agreements made by it and the authorizations granted by it herein are irrevocable and that the authorizations granted in Sections 3, 4 and 5 are
                                                   -------- -  -     -
powers coupled with an interest.

     9.   Setoff.  All funds deposited into the Accounts shall not be subject to
          ------
deductions, setoff, banker's liens or any other right in favor of any person other than the Lender or the Collateral Agent, except that (i) the Bank may setoff against the Accounts the face amount of any check deposited in and credited to such Account which is subsequently returned for any reason, (ii) for all past due compensation and expenses with respect to the Accounts as provided in Section 6 and (iii) for any compensation or expenses due from Company under
   ---------
any deposit or cash management service agreements between Company and the Bank related to the Accounts.

     10.  Miscellaneous.  This Agreement shall be effective as provided in
          -------------                                                 --
Section 1 hereof.  This Agreement shall supersede any other agreement relating
------- -
to the matters referred to herein, including, without limitation, any other account agreement between the Lender and the Bank. This Agreement constitutes the entire agreement with respect to the services provided hereunder and is binding upon the parties hereto and their respective successors and assigns (including any trustee of the Company appointed or elected in any action under the Bankruptcy Reform Act of 1978, as amended) and shall inure to their benefit. The Lender may act as agent for other certain financial institutions which may hold indebtedness secured by the security interest and lien described in Section
                                                                         -------
3, and the Lender and other such holders may in the future transfer, assign or
-
sell all or a part of their respective interests. Neither this Agreement nor any provision hereof maybe changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto, provided that such
                                                          --------
instrument need be signed only by the Bank, the Lender, the Servicer and the Collateral Agent if it does not in any manner change any rights or obligations of, or authorizations granted by, the Company hereunder and written notice thereof (together with a copy of such instrument) is promptly thereafter provided by the Lender, the Servicer or the Collateral Agent to the Company. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT THAT THE RIGHTS, DUTIES AND OBLIGATIONS OF THE COLLATERAL AGENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE BANK SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations and rights of the parties hereto expressed herein shall be in addition to and not in limitation of those provided by applicable law. This Agreement may be executed in any number of counterparts which together shall constitute, one and the same instrument.

     11.  Termination.  This Agreement may be terminated by the Lender (or the
          -----------
Servicer acting on behalf of the Lender) or the Bank upon 30 days' advance written notice to the other parties hereto. All rights of the Bank under

Sections 6 and 7, and rights of any party for any breach of this Agreement, for
-------- -     -
the period prior to any such termination shall survive such termination (or any termination pursuant to the immediately succeeding sentence). Upon payment in full of all Obligations (as defined in the Credit Agreement) and the termination of the obligation of the Lenders to lend any funds to the Company pursuant to the Credit Agreement, the Agent, Servicer and/or Collateral Agent, as the case may be, shall so notify the Bank that this Letter Agreement shall terminate and be of no further force or effect.

     12.  Notices.  All notices, requests or other communications required or
          -------
desired to be given to the Company, the Lender, the Servicer, the Collateral Agent or the Bank hereunder shall be given in writing (including facsimile transmission or similar writing) at the address or facsimile number specified below:

Lender:             First Source Financial LLP
                    c/o First Source Financial, Inc.
                    2850 West Golf Road, 5th Floor
                    Rolling Meadows, Illinois  60008
                    Attention: Loan Administration
                    Telephone: (847) 734-4040
                    Facsimile: (847) 734-7911

Servicer:           First Source Financial, Inc.
                    2850 West Golf Road 5th Floor
                    Rolling Meadows, Illinois  60008
                    Attention: Loan Administration
                    Telephone: (847) 734-4040
                    Facsimile: (847) 734-7911

Bank:               Bank of America
                    101 N. 1st Avenue
                    Phoenix, Arizona  85003
                    Attention: Gary Richerson
                    Telephone: 602-594-2147
                    Facsimile: 602-594-2750

Collateral Agent:   The Bank of New York
                    101 Barclay, Floor 12E
                    New York, New York 10286
                    Attention: Corporate Trust -- Cheryl L. Laser
                    Telephone: (212) 815-5286
                    Facsimile: (212) 815-5999

     Company:       Mikohn Gaming Corporation
                    1045 Palms Airport Drive
                    Las Vegas, Nevada  89119
                    Attention:  Charles McCrea, Jr., General Counsel
                    Telephone:  (702) 896-3890
                    Facsimile:  (702) 263-1661

     Any party may change its address or facsimile number for notices hereunder by notice to each other party hereunder. Each notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and confirmation of receipt is made by the appropriate party, (b) if given by mail, 72 hours after such communication is deposited in the mails with registered first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section.

                            [SIGNATURE PAGE FOLLOWS]

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first set forth above.

                                              BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION

                                              By: /s/Gary Richerson
                                                 -------------------------------
                                                Name:  Gary Richerson
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------

                                              FIRST SOURCE FINANCIAL LLP


                                              By:
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                              FIRST SOURCE FINANCIAL, INC.

                                              By:
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                              THE BANK OF NEW YORK
                                               as Collateral Agent

                                              By:
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
Accepted and Agreed to as of
the date first above written:

MIKOHN GAMING CORPORATION

By:/s/Dan Stevens
   ----------------------
  Name: Dan Stevens
       ------------------
  Title: EVP & CFO
        -----------------

              IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first set forth above.

                                              BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION

                                              By:
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                              FIRST SOURCE FINANCIAL LLP


                                              By:/s/
                                                 -------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                              FIRST SOURCE FINANCIAL, INC.

                                              By:/s/
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                              THE BANK OF NEW YORK
                                               as Collateral Agent

                                              By:/s/Cheryl L. Laser
                                                 -------------------------------
                                                 Name: Cheryl L. Laser
                                                      --------------------------
                                                 Title: Assistant Vice President
                                                       -------------------------
Accepted and Agreed to as of
the date first above written:

MIKOHN GAMING CORPORATION

By:/s/Don W. Stevens
   ----------------------
  Name: Don W. Stevens
       ------------------
  Title: EVP & CFO
        -----------------

                             BANK AGENCY AGREEMENT
                             ---------------------

TO:  U.S. Bank National Association                           October 24, 1997
     2300 W. Sahara Avenue
     Suite 120
     Las Vegas, Nevada  89102
     Attn:  Terry Gentry


Ladies and Gentlemen:

          This Letter Agreement, between your bank (the "BANK"), Mikohn Gaming Corporation (the "COMPANY"), First Source Financial LLP (the "LENDER"), First Source Financial, Inc. (the "SERVICER") and The Bank of New York (the "COLLATERAL AGENT") shall serve as instructions regarding the operation and procedures for the Accounts specifically identified herein, maintained at the Bank by, or for the deposit, credit or custody of property of, the Company.

          1.   Effectiveness.  This Agreement shall take effect immediately upon
               -------------
written notice to you from the Servicer as to the occurrence of the closings under the Credit Agreement dated as of October __, 1997 (such Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time hereinafter is referred to as the "Credit Agreement") between the Company, the Lender and the other financial institutions which now or may hereafter become party thereto.

          2.   Account Identification.  This Agreement applies to Account Nos.
               ----------------------
33352031 (Inves) and 8470000178 (DDA) (individually, each an "ACCOUNT" and collectively, the "ACCOUNTS"), maintained by the Company at the Bank. No other bank accounts shall be opened by the Company at the Bank without Lender's prior written consent.

          3.   Security Interest; Agency.  (a)  The Company has granted, and
               -------------------------
does hereby grant, to the Lender a continuing lien upon, and security interest in, all right, title and interest of the Company in and to all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited or held (whether for collection, provisionally or otherwise) in each Account and all other property of the Company from time to time in the possession or under the control of, or in transit to the Bank or any agent, bailee or custodian thereof, and all proceeds and products of all of the foregoing, including, without limitation, any of the foregoing from time to time paid, deposited, or held in any Account (collectively, the "ACCOUNT COLLATERAL").

          (b) The Lender hereby appoints the Bank as the Lender's pledgee-in-possession for the Accounts and all of the Account Collateral, and the Bank by its execution and delivery of this Agreement hereby accepts such appointment and agrees to be bound by the terms of this Agreement. The Company hereby agrees to such appointment of the Bank and further agrees that the Bank, on behalf of the Lender, shall be entitled to exercise, upon the instructions of the Lender or the Servicer, acting in its capacity as agent on behalf of the

Lender, any and all rights which the Lender may have under or in connection with the Credit Agreement, all promissory notes, all agreements pursuant to which security interests and liens are granted to the Lender or under applicable law with respect to the Accounts and all other Account collateral. Upon written notice (a "Company Default Notice") from the Lender or the Servicer to the Bank of the occurrence of an Event of Default under the Credit Agreement, the Bank shall take such action as from time to time shall be specified in writing from the Lender, or the Servicer, acting in its capacity as agent on behalf of the Lender, to enable the Lender to exercise its rights and remedies with respect to the lien and security interest described in this Section 3.
                                                 ---------

          (c) The Lender and the Servicer have entered into certain financing arrangements with the Collateral Agent, and certain other financial institutions on whose behalf the Collateral Agent is authorized to act (the "FINANCING"). As part of the Financing, the Lender has granted to the Collateral Agent a continuing lien upon, and security interest in, all of the Lender's interests in the property of the Company, including, without limitation, all of the Lender's interest in the Accounts and the Account Collateral. The Collateral Agent holds its lien and security interest described in this Section 3 on behalf of certain
                                                 ---------
other "SECURED CREDITORS" (as such term is defined in the various agreements evidencing the Financing) and as such, acts as the contractual representative for such Secured Creditors. Any other provision of this Agreement to the contrary notwithstanding, each of the Lender, the Servicer and the Company hereby authorize the Bank after it has received notice from the Collateral Agent that an Event of Termination has occurred under the Financing, to take such action as shall from time to time thereafter be specified in writing by the Collateral Agent to enable the Collateral Agent to exercise its rights and remedies with respect to the lien and security interest granted to the Collateral Agent as part of the Financing, provided that such action is not in contravention of Section 4 of this Agreement.
                         -

          (d) Any other provision of this Agreement to the contrary notwithstanding, each of the Lender, the Servicer, the Company and the Bank hereby agree that after the Bank has received notice from the Collateral Agent that an "EVENT OF TERMINATION" under the Financing has occurred (i) any instructions given to the Bank by the Collateral Agent shall supersede those given by the Lender or the Servicer acting on the Lender's behalf and (ii) the Bank shall not comply with any instructions given by the Lender or the Servicer unless otherwise authorized to do so by the Collateral Agent.

          4.   Events of Default and Termination.  (a)  At all times after the
               ---------------------------------
Bank's receipt of any Company Default Notice from the Lender or the Servicer, the Bank shall follow the instructions of the Lender and the Servicer as to the holding, investment and transfer of all collected amounts from time to time on deposit in the Accounts. In addition, the Company agrees that the Bank may act as the agent of Lender in exercising, as to any funds or items from time to time on deposit in any of the Accounts, any rights of setoff provided by applicable law or by the Credit Agreement or any other right or remedy. The Bank shall be entitled to rely, without independent investigation, on any statement of the Lender or the Servicer to the effect that an Event of Default under the Credit Agreement has occurred and is continuing or to the effect that any exercise of set-off or any other right or remedy requested by the Lender or the Servicer is permitted under applicable law or the Credit Agreement.

          (b) Any other provision of this Agreement to the contrary notwithstanding, at all times after the Bank's receipt of written notice from the Collateral Agent that an Event of Termination under the Financing has occurred, the Bank shall no longer follow any instructions given to the Bank by the Servicer or the Lender, but shall thereafter act only upon the express instructions of the Collateral Agent. All of the rights and remedies granted to the Lender or the Servicer hereunder shall immediately upon such notice of an Event of Termination under the Financing become available to the Collateral Agent at such time. Each of the Company, the Lender and the Servicer agrees that the Bank shall be entitled to rely, without independent investigation, on any statement of the Collateral Agent to the effect that an Event of Termination has occurred and is continuing or to the effect that any exercise of set-off requested by the Collateral Agent is permitted under applicable law or the agreements executed and delivered in connection with the Financing.

          5.   Information.  The Bank shall provide the Lender and the Servicer
               -----------
with (a) copies of any periodic statements with respect to each Account which are delivered to the Company and (b) such information with respect to the Accounts as the Lender or the Servicer may from time to time reasonably request, and following notice from the Collateral Agent that an Event of Termination under the Financing has occurred, such information as the Collateral Agent shall reasonably request, and the Company hereby consents to such information being provided to the Lender, the Servicer or the Collateral Agent, as the case may be. Bank shall simultaneously notify the Company in writing that such information has been requested by the Lender, the Servicer and/or the Collateral Agent.

          6.   Compensation.  Compensation to the Bank for providing the
               ------------
services contemplated herein shall be mutually agreed upon between the Bank and the Company from time to time.

          7.   Exculpation.  The Bank undertakes to perform only such duties as
               -----------
are expressly set forth herein. Notwithstanding any other provision of this Agreement, it is agreed by the parties hereto that the Bank shall not be liable for any action taken at the request of the Lender, the Servicer or the Collateral Agent, except for the Bank's own gross negligence or willful misconduct. In no event shall the Bank be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties or other causes beyond the Bank's reasonable control or for indirect, special or consequential damages.

          8.   Irrevocable Agreements.  Each of the Company, the Lender and the
               ----------------------
Servicer acknowledges that the agreements made by it and the authorizations granted by it herein are irrevocable and that the authorizations granted in

Sections 3, 4 and 5 are powers coupled with an interest.
----------  -     -

          9.  Setoff.  All funds deposited into the Accounts shall not be
              ------
subject to deductions, setoff, banker's liens or any other right in favor of any person other than the Lender or the Collateral Agent, except that (i) the Bank may setoff against the Accounts the face amount of any check deposited in and credited to such Account which is subsequently returned for any reason and (ii) for all past due compensation and expenses with respect to the Accounts as provided in Section 6.
            ---------

          10.  Miscellaneous.  This Agreement shall be effective as provided in
               -------------
Section 1 hereof.  This Agreement shall supersede any other agreement relating
---------
to the matters referred to herein, including, without limitation, any other account agreement between the Lender and the Bank. This Agreement constitutes the entire agreement with respect to the services provided hereunder and is binding upon the parties hereto and their respective successors and assigns (including any trustee of the Company appointed or elected in any action under the Bankruptcy Reform Act of 1978, as amended) and shall inure to their benefit. The Lender may act as agent for other certain financial institutions which may hold indebtedness secured by the security interest and lien described in Section
                                                                         -------
3, and the Lender and other such holders may in the future transfer, assign or
-
sell all or a part of their respective interests. Neither this Agreement nor any provision hereof maybe changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto, provided that such
                                                          --------
instrument need be signed only by the Bank, the Lender, the Servicer and the Collateral Agent if it does not in any manner change any rights or obligations of, or authorizations granted by, the Company hereunder and written notice thereof (together with a copy of such instrument) is promptly thereafter provided by the Lender, the Servicer or the Collateral Agent to the Company. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT THAT THE RIGHTS, DUTIES AND OBLIGATIONS OF THE COLLATERAL AGENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations and rights of the parties hereto expressed herein shall be in addition to and not in limitation of those provided by applicable law. This Agreement may be executed in any number of counterparts which together shall constitute, one and the same instrument.

          11.  Termination.  This Agreement may be terminated by the Lender (or
               -----------
the Servicer acting on behalf of the Lender) or the Bank upon 30 days' advance written notice to the other parties hereto. All rights of the Bank under

Sections 6 and 7, and rights of any party for any breach of this Agreement, for
----------     -
the period prior to any such termination shall survive such termination (or any termination pursuant to the immediately succeeding sentence). Upon payment in full of all Obligations (as defined in the Credit Agreement) and the termination of the obligation of the Lenders to lend any funds to the Company pursuant to the Credit Agreement, the Agent, Servicer and/or Collateral Agent, as the case may be, shall so notify the Bank that this Letter Agreement shall terminate and be of no further force or effect.

          12.  Notices.  All notices, requests or other communications required
               -------
or desired to be given to the Company, the Lender, the Servicer, the Collateral Agent or the Bank hereunder shall be given in writing (including facsimile transmission or similar writing) at the address or facsimile number specified below:

     Lender:        First Source Financial LLP
                    c/o First Source Financial, Inc.
                    2850 West Golf Road   5th Floor
                    Rolling Meadows, Illinois  60008
                    Attention:  Loan Administration
                    Telephone:  (847) 734-4040
                    Facsimile:  (847) 734-7911

     Servicer:      First Source Financial, Inc.
                    2850 West Golf Road  5th Floor
                    Rolling Meadows, Illinois  60008
                    Attention:  Loan Administration
                    Telephone:  (847) 734-4040
                    Facsimile:  (847) 734-7911

     Bank:          U.S. Bank National Association
                    2300 W. Sahara Avenue
                    Suite 120
                    Las Vegas, Nevada  89102
                    Attention: Account Officer
                    Telephone:  702-386-3906
                    Facsimile:  702-386-3619

     Collateral Agent:  The Bank of New York
                        101 Barclay
                        Floor 12E
                        New York, New York  10286
                        Attention: Corporate Trust -- Cheryl L. Laser
                        Telephone:  (212) 815-5286
                        Facsimile:  (212) 815-5999

     Company:           Mikohn Gaming Corporation
                        1045 Palms Airport Drive
                        Las Vegas, Nevada  89119
                        Attention:  Charles McCrea, Jr., General Counsel
                        Telephone:  (702) 896-3890
                        Facsimile:  (702) 263-1661



          Any party may change its address or facsimile number for notices hereunder by notice to each other party hereunder. Each notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and confirmation of receipt is made by the appropriate party, (b) if given by mail, 72 hours after such communication is deposited in the mails with registered first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first set forth above.

                              U.S. Bank National Association
                              ---------------------------------

                              By: /s/ Terry A. Gentry
                                 ------------------------------
                                Name:  Terry A. Gentry
                                     --------------------------
                                Title: Assistant Vice President
                                      -------------------------

                              FIRST SOURCE FINANCIAL LLP


                              By: (Name Illegible)
                                 ------------------------------
                                Name:
                                     --------------------------
                                Title:
                                      -------------------------

                              FIRST SOURCE FINANCIAL, INC.

                              By: (Name Illegible)
                                 ------------------------------
                                Name:
                                     --------------------------
                                Title:
                                      -------------------------

                              THE BANK OF NEW YORK
                                as Collateral Agent

                              By: /s/ Cheryl L. Laser
                                 ------------------------------
                                Name: Cheryl L. Laser
                                     --------------------------
                                Title: Assistant Vice President
                                      -------------------------

Accepted and Agreed to as of
the date first above written:

MIKOHN GAMING CORPORATION
By: /s/ Don W. Stevens
   ------------------------------
  Name: Don W. Stevens
       --------------------------
  Title: Executive Vice President
        -------------------------